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EXHIBIT 10.91

AMENDMENT NO. 10

        This AMENDMENT NO. 10 ("Amendment") entered into and made effective as of June 10, 2008 ("Effective Date") is among Cano Petroleum, Inc., a Delaware corporation ("Borrower"), the Guarantors (as defined below), the Lenders (as defined below), and Union Bank of California, N.A., as administrative agent for such Lenders (in such capacity, the "Administrative Agent") and as issuing lender (in such capacity, the "Issuing Lender").

RECITALS

        A.    The Borrower is party to that certain Credit Agreement dated as of November 29, 2005, as heretofore amended (as so amended, the "Credit Agreement") among the Borrower, the lenders party thereto from time to time (the "Lenders"), the Administrative Agent, and the Issuing Lender.

        B.    The parties hereto wish to, subject to the terms and conditions set forth herein, amend certain provisions of the Credit Agreement.

        THEREFORE, the Borrower, the Guarantors, the Lenders, and the Administrative Agent hereby agree as follows:

         Section 1.    Defined Terms; Other Definitional Provisions.    As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

         Section 2.    Amendment to Credit Agreement.    Section 6.18 (Leverage Ratio) of the Credit Agreement is hereby replaced in its entirety with the following:

          Section 6.18    Leverage Ratio.    The Borrower (a) shall not permit the Leverage Ratio at the end of each fiscal quarter ending prior to December 31, 2008 to be greater than 5.00 to 1.00; (b) shall not permit the Leverage Ratio at the end of each fiscal quarter ending on or after December 31, 2008 but prior to June 30, 2009 to be greater than 4.50 to 1.00; and (c) shall not permit the Leverage Ratio at the end of each fiscal quarter ending on or after June 30, 2009 to be greater than 4.00 to 1.00; provided that, solely for purposes of calculating Leverage Ratio under this clause, "consolidated Debt" shall not include Debt outstanding under preferred Equity Interests issued in compliance with Section 6.22

        Section 3.    Representations and Warranties.    Each of the Borrower and Guarantors represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate, limited liability company, or partnership power and authority of such Person and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure the Borrower's and such Person's obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of the Guaranty.

         Section 4.    Conditions to Effectiveness.    This Amendment and the amendments to the Credit Agreement provided herein shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent: (a) the Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders, (b) no Default shall have occurred and be continuing as of the Effective Date, (c) the representations and warranties in this Amendment shall be true and correct in all material respects, and (d) the Borrower shall have paid all fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

         Section 5.    Acknowledgments and Agreements.

          (a)   The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

          (b)   The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

          (c)   Each of the Borrower, the Guarantors, Administrative Agent, and Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

          (d)   From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

          (e)   This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

        Section 6.    Reaffirmation of the Guaranty.    Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

         Section 7.    Counterparts; Invalidity.    This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

         Section 8.    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

         Section 9.    Governing Law.    This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 10.    Entire Agreement.    THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        [SIGNATURES BEGIN ON NEXT PAGE]

        EXECUTED effective as of the date first above written.

BORROWER:	CANO PETROLEUM, INC.
	By:	/s/ MORRIS B. SMITH Morris B. Smith, Senior Vice President and Chief Financial Officer

GUARANTORS:
SQUARE ONE ENERGY, INC. LADDER COMPANIES, INC. W.O. ENERGY OF NEVADA, INC. WO ENERGY, INC. PANTWIST, LLC CANO PETRO OF NEW MEXICO, INC.
	Each by:	/s/ MORRIS B. SMITH Morris B. Smith, Vice President and Chief Financial Officer
W.O. OPERATING COMPANY, LTD. By: WO Energy, Inc., its general partner
	By:	/s/ MORRIS B. SMITH Morris B. Smith, Vice President and Chief Financial Officer
W.O. PRODUCTION COMPANY, LTD. By: WO Energy, Inc., its general partner
	By:	/s/ MORRIS B. SMITH Morris B. Smith, Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT/ ISSUING LENDER/LENDER:	UNION BANK OF CALIFORNIA, N.A.,
	By:	/s/ TIMOTHY BRENDEL Timothy Brendel Assistant Vice President
NATIXIS, as a Lender
	By:	/s/ DONOVAN C. BROUSSARD Donovan C. Broussard Managing Director
	By:	/s/ LIANA TCHERNYSHEVA Liana Tchernysheva Director

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AMENDMENT NO. 10
RECITALS
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.